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                                                                    Exhibit 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports dated February 11, 1998 and January 30, 1998 included in this Annual Report on Form 10-K/A of ENVOY Corporation into the Company's previously filed Registration Statement File Numbers 33-93542, 333-2824, 333-33207 and 333-56887.


                                            /s/ Arthur Andersen LLP
                                                ARTHUR ANDERSEN LLP


Nashville, Tennessee
November 18, 1998